Milliman Variable Insurance Trust

(the “Trust”)

Supplement dated November 14, 2023 to the Currently Effective Prospectuses

for the Milliman Money Market Fund (the “Fund”)

The Board of Trustees (the “Board”) of the Milliman Variable Insurance Trust (the “Trust”) has approved a Plan of Liquidation for the Fund, which provides for the complete liquidation of the Fund and the redemption of the Fund’s outstanding shares. The liquidation is expected to be completed on or about November 28, 2023 (the “Liquidation Date”). Effective upon the open of business on November 15, 2023 (the “Closed Offering Date”), the Fund will close to new investments, including from new insurance company separate accounts or other qualified investors and additional purchases from existing insurance company separate accounts or other qualified investors.

Investors should be aware that while the Fund is preparing to liquidate, it will not be pursuing its stated investment objective or engaging in any business activities except winding up its business and affairs, preserving the value of its assets, paying its liabilities, and distributing its remaining assets to shareholders of record. Accordingly, the Fund may immediately begin transitioning its portfolio to cash.

Because Fund shares are available as underlying investment options for variable contracts issued by insurance companies, it is anticipated that each contract owner will receive additional information from their insurance company or other financial intermediary about what options the contract owner has for the assets held in the Fund. Contract owners should refer to any documents provided by their insurance company or other financial intermediary concerning the effect of the liquidation of the Fund and any steps they may need to take as a result thereof. In addition, notwithstanding the Closed Offering Date, contract owners should understand that their insurance company may have an earlier cut-off date for new investments and should contact their insurance company or other financial intermediary for more information.

Because shares of the Fund are only eligible to be held by insurance company separate accounts funding variable contracts and other qualified investors, the liquidation is not expected to be considered a taxable event to contract owners. Contract owners should consult their personal tax advisor concerning their particular tax circumstances.

Investors should retain this supplement for future reference.